SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 19, 2010

                          AVSTAR AVIATION GROUP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


                Colorado               0-30503              76-0635938
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  (State or other jurisdiction (Commission File Number) (IRS Employer ID Number)
        of incorporation

               3600 Gessner, Suite 220, Houston, Texas     77063
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            (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code    (713) 965-7582
                                                  ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]     Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act   (17 CFR 240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     The information included in Item 2.03 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

     Commencing on April 19, 2010, AvStar Aviation Group, Inc. (the "Company") entered into a series of transactions in which it issued five convertible promissory notes (singly a "Note" and collectively the "Notes") to Asher Enterprises, Inc. ("Holder") in consideration of certain amounts loaned by Holder to the Company. The following table gives the designations to which the Notes are referred hereinafter, the dates of the Notes, the original principal amounts of the Notes, and the scheduled maturity dates of the Notes:

          Designation     Issuance     Original Principal     Maturity
           of Note      Date of Note     Amount of Note     Date of Note
           -------      ------------     --------------     ------------
            First         4/19/2010          $50,000          1/21/2011
            Second         6/1/2010          $25,000          3/31/2011
            Third         8/31/2010          $40,000           6/2/2011
            Fourth       10/21/2010          $35,000          7/25/2011
            Fifth        12/20/2010          $45,000          9/22/2011
                                             -------
                            TOTAL           $195,000

     The Company believes that the execution and delivery of the First Note was probably not material enough to require the filing of this Report, but that the Notes (taken as a whole) were materials enough to require the filing of this Report after the execution and delivery of either the Second or Third Note. While the terms of the Notes vary somewhat, these terms are generally the same from Note to Note. The following is a description of the terms of the Notes.

     Each of the Notes bears regular interest at a rate of 8% per annum, with a default rate of 22% per annum. The Notes are unsecured, and each of them is due and payable on or before their respective maturity dates. At any time prior to the payment in full of the entire balance of a Note, Holder has the option of converting all or any portion of the unpaid balance of the Note into shares of the Company's common stock at a conversion price discussed hereafter. Nevertheless, Holder is not entitled to convert any portion of a Note to the extent that the shares to be issued in connection therewith would cause Holder's beneficial ownership of the Company's common stock to exceed 4.99% of the outstanding shares of the Company's common stock. Each conversion price for the Notes features a "variable" conversion price, and the First and Second Notes also feature a "fixed" conversion price of $.002, which will apply if it is less than the related variable conversion price. The variable conversion price is a percentage discount from an average of the three lowest closing bid prices of the Company's common stock for the 10 most recent trading days preceding the date of exercise. The percentage discounts for the variable conversion prices provided for in the Notes range from 42% for the First Note, 50% for the Second, Third and Fourth Notes, and 55% for the Fifth Note. Because of the operation of the floating conversion price and the limitation on the ability of Holder to convert as described above, the Company is unable to determine at any time that number of shares into which Holder could convert one or more of the Notes.

     The Notes (and related documentation) contain customary representations and warranties, customary affirmative and negative covenants, customary anti-dilution provisions, and customary events of default that entitle Holder to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the Notes. A default on any of the Notes could lead to certain penalties, including an obligation to (a) pay all of the following, plus an additional 50% of (i) default interest, (ii) other monetary penalties, and
(iii) the outstanding balance on the related Note, and (b) to issue shares of the Company's common stock to satisfy the amount computed in accordance with (a) immediately preceding.

     Commencing October 25, 2010, Holder began converting some of the Notes. As of the date of the Report, Holder had converted an aggregate principal amount of the Notes equal to $87,000 into 49,871,292 shares of the Company's common stock, leaving an aggregate outstanding principal amount of the Notes equal to $108,000 as of April 1, 2011. The First and Second Notes have been fully converted, while the Third Note has been partially converted.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     The information included in Item 2.03 of this Current Report on Form 8-K is also incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

     In addition to the issuances to the Holder described above, in November 2010 the Company issued an aggregate of 12.0 million shares of its common stock to two investors' relations firms for services to be provided.

     The issuances described in the preceding paragraph and the issuances to Holder of the Notes and the 49,871,292 shares of its common stock in connection with the conversion of some of the Notes are claimed to be exempt pursuant to
Section 4(2) of the Securities Act of 1933 (the "Act") and Rule 506 of Regulation D under the Act. No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to three persons, and subsequent transfers were restricted in accordance with the requirements of the Act.

     The securities issued in connection with the acquisition were not registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AVSTAR AVIATION GROUP, INC.


Date: April 13, 2011                 /s/     Clayton I. Gamber
                                     -------------------------
                                             Clayton I. Gamber,
                                             Chief Executive Officer & President